SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2007
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation of Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit index
EX-10.1: CREDIT AGREEMENT
EX-10.2: GUARANTEE AND COLLATERAL AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement
     On April 2, 2007, Celanese Corporation (“Celanese”), through certain of its subsidiaries, entered into a new senior secured credit agreement, among Celanese Holdings LLC (“Holdings”), Celanese US Holdings LLC (formerly BCP Crystal US Holding Corp.) (“Celanese US”), the subsidiaries of Celanese US from time to time party thereto as borrowers, the Lenders party thereto, Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent, Merrill Lynch Capital Corporation as syndication agent, ABN AMRO Bank N.V., Bank of America, N.A., Citibank NA, and JP Morgan Chase Bank NA, as co-documentation agents, and Deutsche Bank AG, Cayman Islands Branch, as Deposit Bank (the “New Credit Agreement”).
     The New Credit Agreement will consist of $2,280 million of U.S. Dollar-denominated and €400 million of Euro-denominated new Term Loans due 2014, a $650 million Revolving Credit Facility terminating in 2013 and a $228 million Credit-Linked Revolving Facility terminating in 2014. Borrowings under the New Credit Agreement bear interest at a variable interest rate based on LIBOR (for U.S. Dollars) or EURIBOR (for Euros), as applicable, or, for U.S. Dollar-denominated loans under certain circumstances, a base rate, in each case plus an applicable margin. The applicable margin for the Term Loans and any loans under the Credit-Linked Revolving Facility is 1.75% above LIBOR or EURIBOR, as applicable, subject to reduction by 0.25% if Holdings’ total net leverage ratio is 2.25:1.00 or less. The applicable margin for loans under the Revolving Credit Facility is currently 1.50% above LIBOR or EURIBOR, as applicable; but, if Holdings’ corporate credit rating from Moody’s and S&P is Ba2 and BB, the applicable margin will reduce to 1.25%, and if the rating is above Ba2 and BB, the applicable margin will reduce to 1.00%. The Term Loans under the New Credit Agreement are subject to amortization at 1% of its initial principal amount per annum, payable quarterly. The remaining principal amount of the Term Loans will be due on April 2, 2014.
     In connection with the New Credit Agreement, Celanese retired its existing $2,450 million credit facility, dated as of April 6, 2004 and amended and restated as of January 26, 2005 (the “Existing Credit Agreement”), which consisted of approximately $1,622 million Term Loans due 2011, a $600 million Revolving Credit Facility terminating in 2009 and approximately $228 million Credit-Linked Revolving Facility terminating in 2009.
     The New Credit Agreement is guaranteed by Holdings and certain domestic subsidiaries of Celanese US and is secured by a lien on substantially all assets of Celanese US and such guarantors, subject to certain agreed exceptions (including for certain real property and certain shares of foreign subsidiaries), purusant to the Guarantee and Collateral Agreement, dated as of April 2, 2007, by and among Holdings, Celanese US, certain subsidiaries of Celanese US and Deutsche Bank AG, New York Branch (“Guarantee and Collateral Agreement”).
     The New Credit Agreement contains a financial covenant – applicable only to the Revolving Credit Facility and only so long as any loans or letters of credit are outstanding under such facility – requiring Holdings to maintain a quarterly consolidated first lien leverage ratio not to exceed 3.9 to 1. The New Credit Agreement also contains a number of restrictions on Holdings’ and its subsidiaries’ business, including, but not limited to, restrictions on Holdings’ and its subsidiaries’ ability to incur indebtedness; grant liens on assets; merge, consolidate, or sell assets; pay dividends or make other restricted payments; make investments; prepay or modify certain indebtedness; engage in transactions with affiliates; enter into sale-leaseback transactions or hedge transactions; or engage in other businesses. The New Credit Agreement also contains a number of affirmative covenants and events of default, including a cross default to other debt of Holdings, Celanese US, or their subsidiaries in an aggregate amount equal to more than $40 million and the occurrence of a change of control. Failure to comply with these covenants, or the occurrence of any other event of default, could result in acceleration of the loans and other financial obligations under the New Credit Agreement.
     A portion of the proceeds from the New Credit Agreement will be used to pay part of the consideration for the previously announced debt tender offers made by certain subsidiaries of Celanese, which are described in Item 8.01 of this Form 8-K.
     The foregoing does not constitute a complete summary of the terms of the New Credit Agreement and the Guarantee and Collateral Agreement. The descriptions of the terms of the New Credit Agreement and the Guarantee and Collateral Agreement are qualified in their entirety by reference to such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. A copy of the related press release issued by the Company on April 3, 2007 is attached hereto as Exhibit 99.1.
Item 1.02. Termination of a Material Definitive Agreement
     The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 1.02.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation of Registrant
     The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.
Item 8.01. Other Events.
     Celanese announced the expiration, as of 12:00 midnight, New York City time, on April 2, 2007, and the results of its subsidiaries’ previously announced tender offers for any and all of the Senior Discount Notes of Crystal US Holdings 3 L.L.C. and Crystal US Sub 3 Corp. and any and all of the Senior Subordinated Notes of Celanese US. The tender offers and the consent solicitations are described in the Offer to Purchase and Consent Solicitation Statement dated March 6, 2007.
     A copy of the related press release issued by the Company on April 3, 2007 is attached hereto as Exhibit 99.1.
     Celanese also announced the preliminary results of its modified “Dutch Auction” tender offer, which expired at 5:00 p.m., New York City time, on April 3, 2007. Final results of the tender offer will be determined subject to confirmation by the depositary of the proper delivery of the shares validly tendered and not withdrawn. The tender offer is described in the Offer to Purchase and related Letter of Transmittal dated March 6, 2007, each as amended from time to time.

     A copy of the related press release issued by the Company on April 4, 2007 is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description
10.1	Credit Agreement, dated April 2, 2007, among Celanese Holdings LLC, Celanese US Holdings LLC, the subsidiaries of Celanese US Holdings LLC from time to time party thereto as borrowers, the Lenders party thereto, Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent, Merrill Lynch Capital Corporation as syndication agent, ABN AMRO Bank N.V., Bank of America, N.A., Citibank NA, and JP Morgan Chase Bank NA, as co-documentation agents, and Deutsche Bank AG, Cayman Islands Branch, as Deposit Bank
10.2	Guarantee and Collateral Agreement, dated April 2, 2007, by and among Celanese Holdings LLC, Celanese US Holdings LLC, certain subsidiaries of Celanese US Holdings LLC and Deutsche Bank AG, New York Branch
99.1	Press Release, dated April 3, 2007
99.2	Press Release, dated April 4, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Kevin J. Rogan
	Name:	Kevin J. Rogan
	Title:	Assistant Secretary

April 4, 2007

Exhibit Index

Exhibit Number	Description
10.1	Credit Agreement, dated April 2, 2007, among Celanese Holdings LLC, Celanese US Holdings LLC, the subsidiaries of Celanese US Holdings LLC from time to time party thereto as borrowers, the Lenders party thereto, Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent, Merrill Lynch Capital Corporation as syndication agent, ABN AMRO Bank N.V., Bank of America, N.A., Citibank NA, and JP Morgan Chase Bank NA, as co-documentation agents, and Deutsche Bank AG, Cayman Islands Branch, as Deposit Bank
10.2	Guarantee and Collateral Agreement, dated April 2, 2007, by and among Celanese Holdings LLC, Celanese US Holdings LLC, certain subsidiaries of Celanese US Holdings LLC and Deutsche Bank AG, New York Branch
99.1	Press Release, dated April 3, 2007
99.2	Press Release, dated April 4, 2007